SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 23, 2016 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Radio One, Inc. (the “Company”) has posted on its website, as of May 23, 2016, an investor presentation. The presentation, entitled “Radio One: The Urban Media Specialist - May 2016” is posted at http://www.radio-one.com/investor-relations, may be found by navigating to our website at: www.radio-one.com, selecting “Investor Relations” then “Events and Presentations” and is attached hereto as Exhibit 99.1

The investor presentation referenced in this report may be presented at meetings with investors, analysts, and others, in whole or in part and possibly with modifications, during the fiscal year ending December 31, 2016.

The investor presentation includes financial information not prepared in accordance with generally accepted accounting principles (“GAAP”). A reconciliation of the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with generally accepted accounting principles, as required by Regulation G, is available within Exhibit 99.1 and on our website at www.radio-one.com. The Company believes that the non-GAAP financial measures provide investors additional ways to view our operations which we believe provide a more complete understanding of our business than could be obtained absent these disclosures. We believe the non-GAAP financial measures also provide investors a useful tool to assess shareholder value.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the investor presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information in this Current Report on Form 8-K is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.                      Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Investor Presentation dated May 23, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
May 23, 2016	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer